bluebird bio Company Presentation July 2023 NASDAQ: BLUE Exhibit 99.1

These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding our expectations regarding our programs and therapies, including but not limited to the timing or likelihood of regulatory filings, acceptance and approvals; our commercialization plans, including expansion of our QTC network; the ability of Zynteglo to enable a seamless transition to commercializing lovo-cel; and the addressable markets for approved products and product candidates as well as statements relating to our finances and cash runway are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. forward-looking statements

TO GIVE PATIENTS AND THEIR FAMILIES MORE BLUEBIRD DAYS

~22,000 patients potentially addressable with our 3 programs in the U.S.1 Demonstrating gene therapy expertise 1 Hassell KL. Population estimates of sickle cell disease in the U.S. Am J Prev Med. 2010;38(4 Suppl):S512 521; Jul ’21 bbb analysis of Komodo patient-level claims data (Apr ’20 – Mar ’21), IQVIA patient-level claims data (Aug ’18 – Jul ’19); Hulihan, Mary M., et al. State-based surveillance for selected hemoglobinopathies. Genetics in Medicine 17.2 (2015): 125-130.; Bezman L, et al. Adrenoleukodystrophy: Incidence, new mutation rate, and results of extended family screening. Ann Neurol. 2001;49:512–517; Moser HW, Mahmood A, Raymond GV. X-linked adrenoleukodystrophy. Nature Clin Pract Neurol. 2007;3(3):140-51 2 ongoing US launches, all with wholly-owned global rights 180+ patients treated with bluebird therapies across 8 clinical trials Established track record for LVV technology, with 5 regulatory submissions Clinical Leadership Regulatory Success Commercial Impact Industry leader with 2 FDA approved gene therapies and 3rd BLA accepted by the FDA Over 10+ years of gene therapy research

Three established gene therapy programs 63 patients treated across all clinical trials 8 years of follow-up (n = 3) In Phase 3 studies (n=41), 90% of patients achieved transfusion independence  Safety profile generally consistent with that seen with cell collection and myeloablative conditioning 50 patients treated across all clinical trials 6 patients with ≥ 6 years of follow up In pivotal cohort (HGB-206 Group C, n=32), 96% experienced complete resolution of severe VOEs through 24 months of follow-up  Safety profile generally consistent with that seen with cell collection, myeloablative conditioning and SCD 67 patients treated across all clinical trials Accelerated approval based on post-hoc analysis of 11 patients; estimated 72% likelihood of major functional disability free survival at 24 months Five boys treated in clinical trials developed hematologic malignancy; label includes boxed warning* *SKYSONA label includes a boxed warning for hematologic malignancy and, accordingly, additional cases are expected. Advisory board to discuss most recent cases**As of May 9, 2023; Patient starts is defined as a cell collection (apheresis); Activated QTC defined as Qualified Treatment Center with a signed MSA. lovo-cel is investigational and has not been approved by any regulatory authorities. The safety and efficacy of lovo-cel have not been established. 1,300–1,500 potentially eligible patients 7 patient starts since launch** 13 QTCs activated**; on track to scale to 40–50 QTCs by the end of 2023 ~20,000 potentially eligible patients Commercial launch expected in early 2024 Estimated 65% of SCD patients within 50 miles of a planned QTC; (95% within 200 miles) 40 potentially eligible patients 3 patient starts since launch**; anticipate 5–10 patient starts in 2023 3 QTCs activated**; 2 additional QTCs on the West Coast anticipated in 2023 FDA approved on August 17, 2022 PDUFA date set for December 20, 2023 FDA approved on September 16, 2022 ZYNTEGLO® for beta-thalassemia SKYSONA® for cerebral adrenoleukodystrophy lovo-cel for sickle cell disease Regulatory Clinical Commercial

Momentum building with near-term commercial launches; opportunity to deliver significant value for patients and shareholders 1,300-1,500 Patients potentially eligible for ZYNTEGLO® for beta-thalassemia ~20,000 40 Patients potentially eligible for SKYSONA® for Cerebral adrenoleukodystrophy FUTURE GROWTH COMMERCIAL OPPORTUNITY NUMBER OF PATIENTS Patients living with Severe Sickle Cell Disease

Inherited hemoglobin disorders

Launching now

ZYNTEGLO commercial launch off to a strong start Access & Reimbursement Patient Interest QTC Network Launch built on three key pillars ZYNTEGLO ®

Fit-for-purpose Qualified Treatment Center (QTC) network being activated in waves QTC: Qualified Treatment Center Anticipated expansion to ~40-50 QTCs by YE 2023 to maximize opportunity for ZYNTEGLO and in anticipation of lovo-cel launch QTC growth aligned with demand Targeted QTC selection Focused on high prevalence states Centers actively treating beta-thalassemia today Deep experience with commercial cell and gene therapies Number of TDT Patients (based on claims data) Activated QTC *Graphic is illustrative and subject to change as final QTC network is determined; Activated QTC defined as Qualified Treatment Center with a signed MSA; Activated QTCs as of May 9, 2023

Confident in timely, quality access and reimbursement with upfront payment at $2.8M price SIMPLE AND INNOVATIVE PAYMENT STRATEGY ENCOURAGING PAYER INTERACTIONS 1 Date on file 2 Weiss et al. 2019 3 TIF Guidelines PRICE TIED TO RECOGNIZED VALUE Beta-thalassemia requiring regular RBC transfusions is associated with:  $6.4 million average lifetime medical care cost per patient1 23X higher average total health care cost per patient per year vs. general population2 Blood transfusions every 2-5 weeks for life3 bluebird is offering payers:  One-time upfront payment Outcomes-based agreement with up to 80% rebate if patient does not reach transfusion independence within 2 years Clinically-relevant outcome, easily tracked in claims data All target payers have responded favorably to approach: Estimated 70-75% of patients with beta-thalassemia have commercial insurance Engaging with state Medicaid agencies representing ~80% of publicly-insured beta-thalassemia patients

Early indications show value of ZYNTEGLO is recognized SIMPLE AND INNOVATIVE PAYMENT STRATEGY ENCOURAGING PAYER INTERACTIONS PRICE TIED TO RECOGNIZED VALUE Beta-thalassemia requiring regular RBC transfusions is associated with:  $6.4 million average lifetime medical care cost per patient1 23X higher average total health care cost per patient per year vs. general population2 Blood transfusions every 2-5 weeks for life3 bluebird is offering payers:  One-time upfront payment Outcomes-based agreement with up to 80% rebate if patient does not reach transfusion independence within 2 years Clinically-relevant outcome, easily tracked in claims data All target payers have responded favorably to approach: 70-75% of patients with beta-thalassemia have commercial insurance Engaging with state Medicaid agencies representing ~80% of publicly-insured beta-thalassemia patients Patients are achieving access >190M  lives covered by a favorable coverage policy 2 weeks on average for prior authorization approvals for drug product ZERO ultimate denials to date

ZYNTEGLO® manufacturing allows for flexible scheduling and is designed to deliver high quality drug product  Apheresis and Cell Collection Drug Product Manufacturing and Testing Drug Product Ready to Ship Infusion and Recovery 70-90 Days Occurs at QTC Occurs at CMO Bulk of time spent on release testing to deliver high quality drug product QTC: Qualified Treatment Center; CMO: Contract Manufacturing Organization

ZYNTEGLO expected to enable seamless transition to commercializing lovo-cel for sickle cell disease ZYNTEGLO ® Access & Reimbursement Patient Interest QTC Network Established confidence with payers Same treating physicians Same QTC network LOVO-CEL

LARGE PATIENT POPULATION SIGNIFICANT UNMET NEED MEANINGFUL OPPORTUNITY 1 CDC 2 Data on file3 Mortality Rates and Age at Death from Sickle Cell Disease: U.S., 1979–2005 3 Kato GJ, Piel FB, Reid CD, et al. Sickle cell disease. Nat Rev Dis Primers. 2018;4:18010. 4 Holdford et al 2021 5 Gallagher ME et al, J Med Econ. 2022 Jan-Dec 6 Graf 2022 7 Harvard Chan, RWJF Poll 2017 1 in 365 Black or African American babies is born with sickle cell disease1 >20,000 SCD patients in the US may be addressed by gene therapy2 VOEs are the hallmark of SCD, but the disease is more than just pain 1 in 4 patients have a stroke by age 453 Widespread risk of organ damage or organ failure3 75% report difficulty completing daily tasks4 Patients average $4.0 million in direct medical costs, despite a median age of death of only 455  Approximately 65% report giving up a job due to SCD4 Estimates of foregone income over a lifetime up to $1.3 million6  Nearly 1/3 report experiencing discrimination in a healthcare setting7 Opportunity to address a critical unmet need for >20,000 individuals living with severe sickle cell disease in the US lovo-cel PDUFA goal date of December 20, 2023 BLA includes: HGB-206 Group C as primary basis of effectiveness 36  patients with a median 32 months of follow-up and 2 patients in the HGB-210 study with 18 months of follow-up  Pivotal study HGB-206; largest gene therapy study in SCD to date with clinically meaningful primary endpoint Safety data from 50 patients treated across the entire lovo-cel program with six patients with >  six  years of  follow-up Anticipate commercial launch in early 2024 Most robust and longest follow up of any gene therapy program for SCD BLA: Biologics License Application; PDUFA: Prescription Drug User Fee Act

Planned 2023 network expansion ensures QTCs are in place and ready to treat appropriate SCD patients upon FDA approval of lovo-cel *Graphic is illustrative and subject to change as final QTC network is determined; Activated QTC defined as Qualified Treatment Center with a signed MSA; Activated QTCs as of May 9, 2023 Number of TDT Patients (based on claims data) Activated QTC for ZYNTEGLO Number of SCD patients (based on claims data) Significant synergies in QTC network at launch: Expansion to ~40-50 QTCs by YE 2023 maximizes opportunity to rapidly reach patients Established contract allows for simplified activation process Estimated 65% of SCD patients within 50 miles of a planned QTC; (95% within 200 miles); anticipate continued expansion in 2024

SKYSONA®

Launching now First commercial infusion has been completed; in total cell collection completed for three patients for SKYSONA Three activated QTCs Zero ultimate denials to date; payers recognize value and urgency to treat Anticipate 5-10 patient starts in 2023 Early, active cerebral adrenoleukodystrophy refers to asymptomatic or mildly symptomatic (neurologic function score, NFS ≤ 1) boys who have gadolinium enhancement on brain magnetic resonance imaging (MRI) and Loes scores of 0.5-9. SKYSONA was granted accelerated approval based on 24-month Major Functional Disability (MFD)- free survival observed in clinical studies. Continued approval for this indication may be contingent upon verification and description of clinical benefit in a confirmatory trial(s).*Real patients pictured, but they have not used our therapies. QTC: Qualified Treatment Center

Closing

Strong financial position – cash burn and runway horizon CASH & CASH EQUIVALENTS Current cash runway into Q4 20242 Continuing to strengthen balance sheet beyond Q4 2024 1. Cash balance contains $45m in restricted cash.; 2. Without the release of our restricted cash, we estimate our cash, cash equivalents and marketable securities as of March 31, 2023 will be sufficient to fund our operations into the second quarter of 2024. Cash Runway is calculated using the cash balance / net burn rate (cash from revenue less cash paid for expenses). Proving our commercial model Delivering significant value for patients and shareholders Evaluating additional opportunities to extend cash runway $364 million cash, cash equivalents & marketable securities as of March 31, 20231 Product revenue from two approved therapies -- ZYNTEGLO and SKYSONA; anticipated revenue from lovo-cel, if approved bluebird bio: Setting the standard and proving the gene therapy commercial model Demonstrating gene therapy expertise across clinical, regulatory and commercial Momentum building with near-term commercial launches Opportunity to deliver significant value for patients and shareholders

First to market gene therapy for inherited hemoglobin disorders in the U.S.  Proving our commercial model Significant value driver PDUFA date December 20, 2023 Commercial launch expected early 2024 First commercial revenue expected in Q2 2023 Continued launch expansion throughout 2023 40-50 QTCs by end of 2023 Anticipate 5-10 patient starts in 2023 Continued launch expansion throughout 2023 SKYSONA® for cerebral  adrenoleukodystrophy ZYNTEGLO® for beta-thalassemia lovo-cel for sickle cell disease Upcoming milestones

ZYNTEGLO® approval is underscored by impressive clinical study data **After a planned orthopedic surgery, the patient had blood loss, which required 1 packed red blood cell transfusion Data as of July 2022 90% of patients achieved transfusion independence (TI) and normal or near-normal hemoglobin levels All patients who achieved TI remained transfusion free as of last follow-up Durable results with longest follow-up out to 5 years Results were consistent across ages and genotypes Majority of AEs and SAEs were consistent with myeloablative conditioning In Phase 3 studies presented at ASH 2022: Age at Consent (years) 12 Months Before DP Infusion Months After DP Infusion Transfusion status of patients in Phase 3 studies ZYNTEGLO® treatment Transfusion Independent N=37 lovo-cel: most advanced sickle cell disease gene therapy development program in the industry  Update on Pivotal Cohort (HGB 206 Group C) Presented at ASH 2022  96% experienced complete resolution of severe VOEs through 24 months of follow-up (ASH 2022) As of August 2022, 50 patients had been treated with lovo-cel, with up to 7 years of follow-up (median: 37.7 months)* Safety data remained consistent with the known side effects of autologous hematopoietic stem cell collection, myeloablative single-agent busulfan conditioning and underlying SCD As previously reported, patient with significant baseline SCD-related cardiopulmonary disease died >18 months post-infusion (considered unlikely to be related to lovo-cel). Updated data cut, including long-term follow- up submitted in BLA package Data as of Aug 11, 2022 *50 patients treated includes patients from HGB-205, HGB-206 Group A, Group B and Group C and HGB-210

FDA approval was based on a post hoc enrichment analysis of 24-month improvement in major functional disability (MFD) free survival SKYSONA treated patients (n = 11) had an estimated 72% likelihood of MFD-free survival at 24 months compared to untreated patients in a natural history study (n = 7) who had only an estimated 43% likelihood of MFD-free survival A total of 67 patients were treated in clinical trials The approval of SKYSONA® was based on data from bluebird bio’s Phase 2/3 study ALD-102 and Phase 3 study ALD-104 EFFICACY SAFETY Three boys treated in clinical trials developed hematologic malignancy; label includes boxed warning* Other risks include serious infections, prolonged cytopenias, delayed platelet engraftment, risk of neutrophil engraftment failure, and hypersensitivity reactions. Under accelerated approval, bluebird has agreed to provide confirmatory data to the FDA October 4, 2017 N Engl J Med 2017; 377:1630-1638 *Two additional cases of MDS have occurred in clinical trials. Early, active cerebral adrenoleukodystrophy refers to asymptomatic or mildly symptomatic (neurologic function score, NFS ≤ 1) boys who have gadolinium enhancement on brain magnetic resonance imaging (MRI) and Loes scores of 0.5-9. SKYSONA was granted accelerated approval based on 24-month Major Functional Disability (MFD)- free survival observed in clinical studies. Continued approval for this indication may be contingent upon verification and description of clinical benefit in a confirmatory trial(s). MDS: myelodysplastic syndrome